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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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First Midwest Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Midwest Bancorp, Inc. 1 Pierce Place, Suite 1500 Itasca, Illinois 60143 (630) 875-7450

April 11, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of First Midwest Bancorp, Inc. The meeting will be held on Wednesday, May 18, 2005 at 9:30 a.m. at the Wyndham Northwest Chicago, 400 Park Boulevard, Itasca, Illinois 60143.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed.

Your vote is important. We encourage you to read the Proxy Statement and vote your shares as soon as possible over the Internet, by telephone or by returning your signed Proxy Card in the accompanying envelope. Specific instructions on how to vote via the Internet or by telephone are described on the Proxy Card.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote at your earliest opportunity.

Yours very truly,

John M. O’Meara
President and
Chief Executive Officer

First Midwest Bancorp, Inc. 1 Pierce Place, Suite 1500 Itasca, Illinois 60143 (630) 875-7450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2005

To the Stockholders of
FIRST MIDWEST BANCORP, INC.:

The 2005 Annual Meeting of Stockholders of First Midwest Bancorp, Inc. will be held at the Wyndham Northwest Chicago, 400 Park Boulevard, Itasca, Illinois 60143, on Wednesday, May 18, 2005 at 9:30 a.m. for the purpose of:

1)	Re-electing three directors: Thomas M. Garvin, John M. O’Meara and John E. Rooney; and

2)	Transacting such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has determined that stockholders of record at the close of business on March 24, 2005 are entitled to notice of and to vote at the Meeting.

By order of the Board of Directors:

Steven H. Shapiro
Executive Vice President and
Corporate Secretary

April 11, 2005

Table of Contents

Proxy Statement	1
Record Date and Share Ownership	1
Your Vote is Very Important	1
Methods of Voting	1
Revoking Your Proxy	1
Vote Required	2
Abstentions and Broker Non-Votes	2
Other Business	2
Voting of Shares in the First Midwest Bancorp, Inc. Dividend Reinvestment Plan	2
Voting by Participants in Employee Plans	2
Election of Directors	3
Nominees for Director to Serve Until 2008	3
Directors Continuing to Serve Until 2006	3
Directors Continuing to Serve Until 2007	4
Board of Directors’ Operations	5
Meetings	5
Executive Sessions	5
Committees	5
Audit Committee	5
Compensation Committee	5
Nominating and Corporate Governance Committee	5
Board of Directors’ Compensation	7
Deferred Compensation Plan for Non-Employee Directors	7
Non-Employee Directors’ Stock Option Plan	7
Security Ownership of Certain Beneficial Owners & Management	8
Management Ownership	8
Other Security Ownership	9
Executive Compensation	9
Summary Compensation Table	9
Stock Option Grants in 2004	11
Aggregated Option Exercises in 2004 and Year End Option Values	13
Defined Benefit or Actuarial Pension and Retirement Plans	13
Consolidated Pension Plan Table	13
Nonqualified Retirement Plan — Pension Component	14
Executive Employment Agreements	14

Table of Contents

Retirement and Consulting Agreement	15
Compensation Committee Report on Executive Compensation	15
Base Salary	15
First Midwest Bancorp, Inc. Short-Term Incentive Compensation Plan	16
First Midwest Bancorp, Inc. Omnibus Stock and Incentive Plan	16
Chief Executive Officer Compensation	17
Review of all Components of Chief Executive Compensation	17
Compensation Committee’s Conclusion	17
Compensation Committee Meetings	17
Deductibility of Executive Compensation	17
Stock Performance Graph	18
Audit Committee Report	19
Section 16(a) Beneficial Ownership Reporting Compliance	20
Certain Relationships and Related Transactions	20
Independent Auditors	20
Independent Auditor Fee Information	21
Other Auditors	21
Code of Ethics and Standards of Conduct	21
Other Business	21
Incorporation by Reference	21
Stockholder Proposals	22
Notice of Business to be Conducted at Meeting	22
Cost of Solicitation	22
Exhibit A — Audit Committee Charter	A-1

First Midwest Bancorp, Inc. 1 Pierce Place, Suite 1500 Itasca, Illinois 60143 (630) 875-7450

PROXY STATEMENT
FOR ANNUAL MEETING TO BE HELD ON MAY 18, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of First Midwest Bancorp, Inc. (“First Midwest”) of proxies for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held May 18, 2005 at 9:30 a.m. at the Wyndham Northwest Chicago, 400 Park Boulevard, Itasca, Illinois 60143 and at any adjournments or postponements of that meeting. This Proxy Statement, the accompanying Proxy Card and First Midwest’s 2004 Annual Report were first mailed to stockholders on or about April 11, 2005.

Record Date and Share Ownership

The Board has fixed the close of business on March 24, 2005 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, First Midwest had outstanding 45,724,929 shares of common stock, par value of $0.01 per share (“Common Stock”). Each outstanding share of Common Stock entitles the holder to one vote.

A list of stockholders of record as of March 24, 2005 will be available for inspection during ordinary business hours at First Midwest’s executive offices for 10 days prior to the Annual Meeting and at the Annual Meeting. A stockholder may examine the list for any valid purpose related to the meeting.

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. Your prompt voting via the Internet, telephone or mail may save us the expense of a second mailing.

Methods of Voting

•	All stockholders may vote by mail by filling out the enclosed Proxy Card, signing it and mailing it in the enclosed envelope.

•	Stockholders of record, as well as participants in First Midwest employee benefit plans, can vote via the Internet or by telephone.

•	Stockholders who hold their shares through a bank or broker can vote via the Internet or by telephone if the bank or broker offers these options.

Please see your Proxy Card for specific voting instructions.

Revoking Your Proxy

Whether you vote by mail, telephone or via the Internet, you may later revoke your proxy by:

•	Sending a written statement to that effect to the Corporate Secretary of First Midwest;

•	Submitting a properly signed Proxy Card with a later date;

•	Voting by telephone or via the Internet at a later time; or

•	Voting in person at the Annual Meeting (except for shares held in the First Midwest employee benefit plans).

Vote Required

A quorum, which is a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, must be present in order to hold the meeting. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by telephone, over the Internet or by submitting a properly executed Proxy Card. Abstentions are counted as present for the purpose of determining a quorum. The vote of a plurality of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for election as a director.

Accordingly, the three nominees for director receiving the highest number of votes will be elected as directors. You may vote “for” or “withhold” for each director nominee. Votes that are “withheld” are excluded from the vote and have no effect on the outcome of the election.

Shares of Common Stock represented by properly executed proxies received by First Midwest will be voted at the Annual Meeting in accordance with the instruction thereon. If there are no such instructions, the shares will be voted: (i) in favor of the re-election of the nominees for director; and (ii) in the discretion of the named proxies on any other matters which may properly come before the Annual Meeting.

Abstentions and Broker Non-Votes

The Inspector of Election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on routine matters. The proposal included in this Proxy Statement should be treated as a routine matter. To the extent your brokerage firm votes your shares on your behalf on any of the proposals, your shares will be counted as present for the purpose of determining a quorum.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the Annual Meeting, the persons named as proxies in the accompanying Proxy Card intend to vote the shares represented by the proxies in accordance with their best judgment.

Voting of Shares in the First Midwest Bancorp, Inc. Dividend Reinvestment Plan

Each participant in the Dividend Reinvestment & Stock Purchase Plan (“DR Plan”) will receive a single Proxy Card covering both the shares of Common Stock credited to the participant’s DR Plan account and the shares owned by such participant outside the DR Plan. If voting directions are not provided by participants, those participants’ shares held pursuant to the DR Plan will not be voted.

Voting by Participants in Employee Plans

If an employee participates in the First Midwest Bancorp Stock Option Gain Deferral Plan, the First Midwest Common Stock Fund under the First Midwest Bancorp Savings and Profit Sharing Plan (the “Profit Sharing Plan”) or the First Midwest Bancorp Nonqualified Retirement Plan (collectively, the “Employee Plans”), or the DR Plan, the employee will receive one proxy for all accounts registered in the same name. If all of the accounts are not registered in the same name, the employee will receive a separate proxy for each account that is registered in a different name.

The Trustees under the Employee Plans are the record owners of all shares of Common Stock held for participants in the Employee Plans. The Trustees will vote the shares held for the account of each participant in an Employee Plan in accordance with the directions received from that participant. In order to obtain such voting directions, the Trustees will forward this Proxy Statement and a direction card to each Employee Plan participant. Participants may provide their voting directions to the Trustees using the Internet or by telephone as described on the direction card, or by executing and returning the direction card as instructed in the mailing by the Trustee. Voting directions must be given if the shares held pursuant to the Employee Plans are to be voted. Shares held in the Employee Plans for which no directions are received will be voted by the Trustees proportionally in the same manner as it votes shares for which directions were received. Because Employee Plan participants are not the record owners of the related shares, such shares may not be voted in person by Employee Plan participants at the Annual Meeting.

ELECTION OF DIRECTORS

First Midwest has three classes of directors of as nearly as equal size as possible. Each year the stockholders elect the members of a class of directors to serve for a term of three years. This year the nominees are: Thomas M. Garvin, John M. O’Meara and John E. Rooney.

Each of the nominees for director is currently a director whose term expires in 2005 and who has been nominated for re-election for a term to end at the 2008 Annual Meeting of Stockholders. The Board of Directors of First Midwest (“the Board”) expects that the nominees will be available for re-election. If any nominee is not available for re-election, the proxies may be voted for another person to fill the vacancy or the size of the Board of Directors may be reduced.

The Board of Directors recommends a vote FOR the election of Thomas M. Garvin, John M. O’Meara and John E. Rooney.

NOMINEES FOR DIRECTOR TO SERVE UNTIL 2008

Thomas M. Garvin, 69 (Director since 1989) Mr. Garvin retired in 2001 as President and Chief Executive Officer of G.G. Products Company, Oakbrook, Illinois (a food business acquirer). He is a director of Specialty Foods Group (an income trust). Mr. Garvin is “independent” as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”). Board policy requires Mr. Garvin to submit his resignation when he reaches age 70 on December 31, 2005.

John M. O’Meara, 59 (Director since 1982) Mr. O’Meara has served as President and, since January 1, 2003, Chief Executive Officer of First Midwest. He also serves as Chairman and Chief Executive Officer of First Midwest Bank, a wholly owned subsidiary of First Midwest (the “Bank”). Previously, he was President and Chief Operating Officer of First Midwest. He is the brother of Robert P. O’Meara.

John E. (Jack) Rooney, 62 (Director since 2005) Since April 10, 2000, Mr. Rooney has served as the President and Chief Executive Officer of U. S. Cellular Company, Chicago, Illinois (a cellular communications provider). He was previously employed by Ameritech Corporation for more than five years, most recently as President of Ameritech Consumer Services and, prior to that, as President of Ameritech Cellular Services. Mr. Rooney has also served as a director of U. S. Cellular since 2000. Mr. Rooney is “independent” as defined by Nasdaq’s listing standards.

DIRECTORS CONTINUING TO SERVE UNTIL 2006

Bruce S. Chelberg, 70 (Director since 1989) Mr. Chelberg retired in 2000 as Chairman and Chief Executive Officer of Whitman Corporation, Rolling Meadows, Illinois (a diversified, multinational holding company). He is a director of Snap-On Tools Corporation, Northfield Laboratories, Inc. and Actuant

Corporation. Mr. Chelberg is “independent” as defined by Nasdaq’s listing standards. In accordance with Board policy, Mr. Chelberg submitted his resignation when he reached age 70 on August 14, 2004, but the Board extended Mr. Chelberg’s term.

Joseph W. England, 64 (Director since 1986) Mr. England retired in 2000 as Senior Vice President of Deere & Company, Moline, Illinois (a mobile power equipment manufacturer). He is a director of Winnebago Industries. Mr. England is “independent” as defined by Nasdaq’s listing standards.

Patrick J. McDonnell, 61 (Director since 2002) Since July 2000, Mr. McDonnell has served as the President and Chief Executive Officer of the McDonnell Company LLC, Lake Forest, Illinois (a business consulting company). From September 1999 through June 2000, Mr. McDonnell served as the President and Chief Executive Officer of Jordan Professional Services, a professional services firm. From September 1998 through August 1999, Mr. McDonnell served as the President and Chief Operating Officer of LAI Worldwide, an executive recruitment firm. From July 1998 through August 1998, Mr. McDonnell served as Director of Global Assurance for PricewaterhouseCoopers LLP, an accounting firm. Prior to that time, Mr. McDonnell served as the Vice Chairman of Business Assurance for Coopers & Lybrand LLP. He is a director of SS&C Technologies, Inc. Mr. McDonnell is “independent” as defined by Nasdaq’s listing standards.

Robert P. O’Meara, 67 (Director since 1982) Mr. O’Meara is Chairman of the Board. Mr. O’Meara served as Chief Executive Officer of First Midwest from 1987 through 2002. He is the brother of John M. O’Meara.

DIRECTORS CONTINUING TO SERVE UNTIL 2007

Brother James Gaffney, FSC, 62 (Director since 1998) Brother James Gaffney is President of Lewis University, Romeoville, Illinois (an independent private institution of higher education). Brother Gaffney is “independent” as defined by Nasdaq’s listing standards.

John L. Sterling, 61 (Director since 1998) Mr. Sterling is the President and owner of Sterling Lumber Company, Blue Island, Illinois (a lumber distributor). Mr. Sterling is “independent” as defined by Nasdaq’s listing standards.

J. Stephen Vanderwoude, 61 (Director since 1991) Mr. Vanderwoude is Chairman and Chief Executive Officer of Madison River Communications, Mebane, North Carolina (an operator of rural telephone companies). He is a director of Centennial Communications. Mr. Vanderwoude is “independent” as defined by Nasdaq’s listing standards.

BOARD OF DIRECTORS’ OPERATIONS

Meetings

The Board held five meetings during 2004. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board and of all committees of the Board on which he served.

Executive Sessions

First Midwest’s “independent” directors (as defined by Nasdaq’s listing standards) met by themselves four times in 2004. The “independent” directors plan to meet by themselves four times in 2005.

Committees

The Board has established three standing committees: Audit, Compensation and Nominating and Corporate Governance Committees.

Audit Committee

The current members of the Audit Committee are: Joseph W. England, Chairman; Bruce S. Chelberg; Patrick J. McDonnell; John E. Rooney; and J. Stephen Vanderwoude. The Board has determined that the members of the Audit Committee are “independent” directors as defined by Rule 4200(a)(15) of Nasdaq’s listing standards. The Board has also determined that Patrick J. McDonnell meets the criteria of an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (“SEC”).

The Audit Committee operates pursuant to a written charter, which was revised in February 2005. Pursuant to that charter, the Audit Committee is charged with assisting the Board in its oversight of the integrity of First Midwest’s financial statements; compliance with legal and regulatory requirements relating to financial reporting and disclosure; the independence and qualifications of the independent auditors; and the performance of the independent auditors and First Midwest’s internal audit function. A copy of the charter is attached to this Proxy Statement as Exhibit A and is also available on First Midwest’s website at www.firstmidwest.com. The Audit Committee Report is set forth on page 23 of this Proxy Statement. The Audit Committee met 12 times in 2004.

Compensation Committee

The current members of the Compensation Committee are: J. Stephen Vanderwoude, Chairman; Thomas M. Garvin; and John L. Sterling. All members of the Compensation Committee are “independent” directors as defined by Nasdaq’s listing standards. The functions of this Committee are to determine and recommend to the Board the compensation of First Midwest’s directors, the Chief Executive Officer and First Midwest’s other executive officers and to review the propriety of First Midwest’s compensation and benefits programs. The Compensation Committee operates pursuant to a written charter that outlines these and other responsibilities and processes of the Compensation Committee. The Compensation Committee met five times in 2004.

Nominating and Corporate Governance Committee

General

The Board has a Nominating and Corporate Governance Committee (the “Nominating Committee”). The current members are Bruce S. Chelberg, Chairman; Brother James Gaffney; and Thomas M. Garvin. All members of the Nominating Committee are “independent” directors as defined by Nasdaq’s listing standards. The Nominating Committee operates pursuant to a written charter, which is available on First Midwest’s website at www.firstmidwest.com. The Nominating Committee met five times in 2004.

Nomination Process

The Nominating Committee will review all proposed nominees, including those proposed by stockholders, for vacancies on the Board in accordance with the Nominating Committee charter. The Nominating Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews those directors’ overall service to First Midwest during their term, including the number of meetings attended, their level of participation and the quality of performance. In the case of new director candidates, the Nominating Committee first determines whether the nominee is “independent” as defined by Nasdaq’s listing standards. In reviewing candidates, the Nominating Committee takes those factors into consideration as it deems appropriate, which may include judgment; skill; diversity; experiences with businesses and organizations of comparable size; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any of its committees.

The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage a professional search firm if it deems appropriate. First Midwest paid a fee in 2004 to a third party to identify or assist in identifying or evaluating potential nominees. The Nominating Committee then meets to discuss and consider such candidate’s qualifications and decides whether to recommend a candidate to the full Board.

Each current nominee for election is standing for re-election.

The Nominating Committee will consider candidates for director recommended by stockholders provided that the procedures set forth below are followed. The Nominating Committee does not currently intend to change the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not a candidate was recommended by a stockholder.

For a stockholder to submit a candidate for consideration by the Nominating Committee, a stockholder must notify the Corporate Secretary of First Midwest, Steven H. Shapiro, 1 Pierce Place, Suite 1500, Itasca, Illinois, 60143. In addition, First Midwest’s Restated Certificate of Incorporation permits stockholders to nominate directors at a stockholder meeting. To make a director nomination at the 2006 Annual Meeting, a stockholder must notify the Corporate Secretary of First Midwest no later than January 19, 2006. In either case, the notice must meet all of the requirements contained in First Midwest’s Restated Certificate of Incorporation.

The notice must set forth:

The name, age, business address and residence address of the proposed nominee;

•	The principal occupation or employment of the proposed nominee;

•	Any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder;

•	Any other information the stockholder believes is relevant concerning the proposed nominee;

•	A written consent of the proposed nominee(s) to being named as a nominee and to serve as a director if elected;

•	Whether the proposed nominee is going to be nominated at the annual meeting of stockholders or is only being provided for consideration by the Nominating Committee;

•	The name and record address of the stockholder who is submitting the notice;

•	The class or series and number of shares of voting stock of First Midwest that are owned of record or beneficially by the stockholder who is submitting the notice;

•	A description of all arrangements or understandings between the stockholder who is submitting the notice and any other person (naming such person) pursuant to which the nomination is being made by the stockholder who is submitting the notice; and

•	If the stockholder who is submitting the notice intends to nominate the proposed nominee at the Annual Meeting of stockholders, a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the proposed nominee named in the notice.

Communicating with the Board

Stockholders may communicate directly with the Board. All communications should be directed to the Corporate Secretary of First Midwest, Steven H. Shapiro, 1 Pierce Place, Suite 1500, Itasca, Illinois, 60143 and should prominently indicate on the outside of the envelope that such communication is intended for the Board or for “independent” directors. Each communication intended for the Board and received by First Midwest’s Corporate Secretary that is related to the operation of First Midwest and is not otherwise commercial in nature will be forwarded to the specified party following its clearance through normal security procedures.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

First Midwest encourages each member of the Board to attend each Annual Meeting of stockholders. Ten of First Midwest’s eleven directors attended the 2004 Annual Meeting.

Board of Directors’ Compensation

For 2004, non-employee members of the Board received an annual retainer of $20,000, payable quarterly, and a $1,000 fee for each Board meeting attended. Non-employee chairpersons of Board committees received an additional $2,000 annual retainer, payable quarterly. Non-employee committee members, including the chairperson, also receive a $1,000 fee for each committee meeting attended. The average total cash compensation paid in 2004 to non-employee directors was $34,000. Non-employee directors are also reimbursed for expenses they incur to travel to Board meetings. Employees who are members of the Board receive no compensation for serving on the Board.

First Midwest has entered into a Retirement and Consulting Agreement with Robert P. O’Meara, which provided for annual consulting fees of $150,000 in 2004. A description of this Agreement appears under the caption “Retirement and Consulting Agreement” on page 15 of this Proxy Statement.

Deferred Compensation Plan for Non-Employee Directors

The Deferred Compensation Plan for Non-Employee Directors allows non-employee directors to defer receipt of either 50% or 100% of any director fees and retainers due such directors. Deferred director fees and retainers are payable at the director’s election, either as a lump sum or in installments over a period not to exceed fifteen years. Payments under this plan begin at the date specified by the director or upon cessation of service as a director.

Non-Employee Directors’ Stock Option Plan

The Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) provides for the granting of nonqualified stock options for shares of Common Stock to non-employee Board members. A maximum of 281,250 shares of Common Stock are reserved for issuance thereunder. The timing, amounts, recipients and other terms of the option grants are determined by the provisions of, or formulas in, the Directors’ Plan. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. All options have a term of ten years from the date of grant and become exercisable one year from the grant date subject to accelerated vesting in the event of end of Board service, death, disability or a change-in-control, as defined in the Directors’ Plan. In 2005, each non-employee director was granted options to purchase 2,961 shares of Common Stock at a weighted average exercise price of $34.45 per share. Directors first elected during the service year are granted options on a pro rata basis to those granted to the directors at the start of the service year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

Management Ownership

The following table sets forth, as of March 1, 2005, certain information as to the shares of Common Stock beneficially owned by each director and each executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

Beneficial Owner	Number of Shares(1)(2)	Percent of Class
Vernon A. Brunner	23,341	*
Bruce S. Chelberg	47,626	*
Mark M. Dietrich	40,645	*
Joseph W. England	28,406	*
Brother James Gaffney	14,471	*
Thomas M. Garvin	38,675	*
Patrick J. McDonnell	12,641	*
John M. O’Meara	600,697	1.3%
Robert P. O’Meara	763,722	1.7%
John E. Rooney	—	*
Thomas J. Schwartz	128,601	*
Michael L. Scudder	53,300	*
Steven H. Shapiro	6,058	*
John L. Sterling	88,121	*
J. Stephen Vanderwoude	20,262	*

As a group (twenty persons), all directors and executive officers beneficially own 2,084,003 shares (4.6%) of Common Stock.

*	Less than 1%

(1)	The number of shares stated are based on information furnished by the persons listed and include shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person including shares allocated to directors and executive officers under the Employee Benefits Plans. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2)	The Profit Sharing Plan holds 1,793,060 (3.9%) shares of Common Stock. Pursuant to the Profit Sharing Plan, participants exercise voting rights with respect to the portion of the shares of Common Stock allocated to their accounts and also direct the Trustee with respect to the investment of their accounts among the investment funds maintained under the Profit Sharing Plan account of the persons and groups listed above are included in the above table.

Other Security Ownership

Based solely on the information contained in a Schedule 13G filed with the SEC on January 19, 2005, First Midwest is aware that the entity listed below owns more than five percent of the Common Stock as of December 31, 2004:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Merrill Lynch Investment Managers, an operating division of Merrill Lynch & Co., Inc. World Financial Center, North 250 Vesey Street New York, NY 10381	2,427,219 shares	5.23%

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to annual and other compensation earned during the last three years by First Midwest’s Chief Executive Officer and each of First Midwest’s other four most highly compensated executive officers during 2004.

		Annual Compensation(1)(2)			Long-Term Compensation Awards
Name and Principal	Fiscal Year	Salary ($)	Bonus ($)		Securities Underlying Options (#)	All Other Compensation ($)(3)
John M. O’Meara	2004	$560,000	$441,966		$124,553	$62,444
President & Chief	2003	520,000	371,709		53,476	63,801
Executive Officer	2002	460,000	370,019		110,739	58,430

Thomas J. Schwartz	2004	340,260	176,358		38,744	33,977
Group President —	2003	318,000	153,780		19,331	35,552
Commercial Banking,	2002	302,640	168,532		16,526	33,030
First Midwest Bank

Michael L. Scudder	2004	262,150	135,188		14,407	26,209
Executive Vice President	2003	245,000	119,053		13,997	25,827
& Chief Financial Officer	2002	185,000	103,776		9,671	19,253

Steven H. Shapiro (4)	2004	225,000	110,630		11,348	8,438
Executive Vice President &	2003	201,115	123,121	(5)	11,998	—
Corporate Secretary

Mark M. Dietrich	2004	201,267	102,181		13,810	20,122
Group Executive Vice	2003	188,100	91,403		10,747	20,610
President & Chief Operations	2002	180,000	92,693		11,284	19,569
Officer, First Midwest Bank

Notes:

(1)	Does not include other annual compensation received in the form of perquisites that did not exceed the lesser of $50,000 or 10% of the executive’s total salary and bonus.

(2)	Includes amounts deferred at the direction of these executives pursuant to First Midwest’s qualified and, if applicable, nonqualified defined contribution retirement plans. Amounts in the “Bonus” column relate to the year shown but were actually paid in the succeeding year.

(3)	“All Other Compensation” represents contributions by First Midwest to its qualified and nonqualified defined contribution retirement plans.

(4)	Joined First Midwest as Executive Vice President and Corporate Secretary on January 14, 2003.

(5)	Includes a signing bonus of $25,000.

Stock Option Grants in 2004

Individual Grants
Name	Type(1)	# of Securities Underlying Options Granted in 2004(2)(3)	% of Total Options Granted to Employees in 2004	Per Share Exercise Price ($)	Expiration Date	Grant Date Present Value ($)(4)
John M. O’Meara	NQSO	46,217	7.93%	$32.72	2/24/14	$185,938
	NQSO	5,135	0.89%	32.75	5/20/14	20,390
	NQSO-R	28,767	4.94%	37.17	2/16/10	35,670
	NQSO-R	30,872	5.30%	37.17	2/21/11	76,563
	NQSO-R	3,511	0.60%	37.17	2/20/12	8,707
	NQSO-R	4,673	0.80%	37.17	8/18/09	11,589
	NQSO-R	5,378	0.92%	37.17	2/17/09	13,337
			21.38%

Thomas J. Schwartz	NQSO	15,601	2.68%	$32.72	2/24/14	$62,765
	NQSO	1,560	0.27%	32.75	5/20/14	6,195
	NQSO-R	3,320	0.57%	35.78	2/26/10	7,780
	NQSO-R	3,919	0.67%	35.78	2/21/11	9,184
	NQSO-R	6,138	1.05%	35.78	2/20/12	14,384
	NQSO-R	981	0.17%	35.78	8/18/09	2,299
	NQSO-R	1,093	0.19%	32.20	2/16/04	792
	NQSO-R	1,042	0.20%	35.78	2/15/05	1,317
	NQSO-R	1,099	0.24%	35.78	2/21/06	2,576
	NQSO-R	1,157	0.25%	35.78	2/19/07	2,711
	NQSO-R	1,389	0.24%	35.78	2/18/08	3,255
	NQSO-R	1,445	0.25%	35.78	2/17/09	3,386
			6.78%

Michael L. Scudder	NQSO	12,020	2.06%	$32.72	2/24/14	$48,358
	NQSO	1,202	0.21%	32.75	5/20/14	4,773
	NQSO-R	1,185	0.20%	36.80	2/21/06	2,902
			2.47%

Steven H. Shapiro	NQSO	10,316	1.78%	$32.72	2/24/14	$41,503
	NQSO	1,032	0.17%	32.75	5/20/14	4,098
			1.95%

Mark M. Dietrich	NQSO	9,228	1.58%	$32.72	2/24/14	$37,126
	NQSO	923	0.16%	32.75	5/20/14	3,665
	NQSO-R	687	0.12%	34.93	2/20/11	1,630
	NQSO-R	1,118	2.04%	34.93	2/15/05	2,183
	NQSO-R	642	0.11%	36.37	2/15/05	627
	NQSO-R	1,142	0.20%	36.37	2/15/05	1,115
			4.21%

Notes:

(1)	Nonqualified Stock Option (NQSO) or Nonqualified Reload Stock Option (NQSO-R).

(2)	The options listed in the first and second lines opposite each executive officer’s name are 2004 original options granted under First Midwest’s Omnibus Stock and Incentive Plan (the “Omnibus Plan”), which vest over a period of three years (subject to accelerated vesting in connection with death, disability or a change-in-control), include reload features (See Note 3) and are nontransferable except to family members, family trusts or partnerships; all other options in 2004 are reload stock options described in Note 3 below.

(3)	Optionees may tender previously acquired shares of the Common Stock in payment of the exercise price of a stock option and may tender previously acquired shares or request First Midwest to withhold sufficient shares to pay the taxes arising from the exercise. The options described above as “reload stock options” are nonqualified stock options granted to replace the number of shares thus tendered. The reload stock option will have an exercise price equal to the fair market value of the Common Stock on the exercise date of the underlying exercised option, will vest on the earlier of six months after the reload grant date or 30 days before the expiration of the underlying option for which the reload was granted. All reload stock options become fully exercisable in connection with a change-in-control of First Midwest (as defined in the Omnibus Plan). The term of a reload stock option is the same as the remaining term of the underlying nonqualified option being exercised. The reload stock options are nontransferable except to family members, family trusts or partnerships.

(4)	The “Grant Date Present Value” was determined using the Black-Scholes option-pricing model, a theoretical method for estimating the present value of stock options based on complex assumptions about the stock’s price volatility and dividend rate of the underlying stock, interest rates and the expected life of the options. Because of the unpredictability of the assumptions required, the Black-Scholes model, or any other valuation model, is incapable of placing an accurate present value on options to purchase stock. In performing the calculations, the following assumptions were used: (i) the volatility of the stock price was equal to 19%; (ii) an expected dividend yield of 2.7%; (iii) a risk-free interest rate of 2.385% based on the ten-year U.S. Treasury Note effective on the date of grant, to correspond to the expected life of the options; (iv) an expected option life of three years for non-reload options and not to exceed one year for reload options from the date of grant; and (v) no adjustments were made for risk of forfeiture. The ultimate value of the options will depend on the future price of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the stock price of the Common Stock, on the date the option is exercised, over the exercise price of the option and any future appreciation if the stock continues to be held.

Aggregated Option Exercises in 2004 and Year End Option Values

	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at Dec. 31, 2004		Value of Unexercised In-the Money Options at Dec. 31, 2004(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John M. O’Meara	119,986	$1,699,509	57,120	199,670	$348,880	$901,472
Thomas J. Schwartz	37,293	561,905	—	63,471	—	320,850
Michael L. Scudder	3,585	88,316	34,471	33,239	523,833	228,272
Steven H. Shapiro	—	—	—	23,346	—	164,084
Mark M. Dietrich	15,107	173,900	8,251	27,386	62,428	183,394

Notes:

(1)	The value realized was deferred by election of the named executives into First Midwest’s Nonqualified Stock Option Gain Deferral Plan in the form of 45,718 shares of Common Stock for Mr. O’Meara, 15,710 for Mr. Schwartz, 2,400 for Mr. Scudder and 1,448 for Mr. Dietrich.

(2)	Options are considered “in-the-money” if the fair market value of the underlying Common Stock exceeds the exercise price of the related stock option. For “in-the-money” options, the “Value of Unexercised In-the-Money Options at December 31, 2004” represents the difference between the closing price of the Common Stock on December 31, 2004 ($36.29) and the exercise price of the underlying options, multiplied by the number of applicable options. Since the adoption of the Omnibus Plan in 1989, no stock options have been repriced.

Defined Benefit or Actuarial Pension and Retirement Plans

	Consolidated Pension Plan Table Years of Service as of December 31, 2004
Average Final Earnings	10	15	20	25	30	35
$125,000	$16,735	$21,805	$27,281	$32,859	$38,437	$44,015
$150,000	$20,532	$26,827	$33,549	$40,377	$47,205	$54,033
$175,000	$24,330	$31,850	$39,816	$47,894	$55,972	$64,050
$200,000	$28,127	$36,872	$46,084	$55,412	$64,740	$74,068
$225,000	$31,925	$41,895	$52,351	$62,929	$73,507	$84,085

Note: The table above does not take into consideration the IRS limitation for qualified plan compensation. Therefore, the amounts shown above represent the total benefit a participant would receive from the qualified and nonqualified pension plans.

The table above illustrates the amount of annual retirement income, computed on an actuarial basis using the “straight-life annuity method” provided by First Midwest’s consolidated defined benefit pension plan at normal retirement age (65) in specified average earnings and service classifications. (Benefits are payable for life, or if spousal benefits are elected, a reduced amount is payable for the life of the employee and of the surviving spouse.)

“Average Final Earnings” are determined substantially on the basis of the annual compensation included in the Summary Compensation Table, subject to the provisions of the Internal Revenue Code (the “Code”), limiting the amount of annual compensation that may be taken into account. (The limitation for 2004 was $205,000. For the five years prior to 2004, the limitations were as follows: 2003 and 2002 — $200,000; 2001 and 2000 — $170,000; and 1999 — $160,000.) The amounts shown in the pension table above are not offset by any available Social Security benefits. At December 31, 2004, the years of credited service for First Midwest’s consolidated defined benefit pension plan for the executives included in the Summary Compensation Table were as follows: John M. O’Meara, Thomas J. Schwartz and Mark M. Dietrich — twenty-five; and Michael L. Scudder — eighteen; and Steven H. Shapiro — one.

Nonqualified Retirement Plan — Pension Component

Because benefits from First Midwest’s consolidated defined benefit pension plan are subject to limitations under the Internal Revenue Code, during 1989 the Board authorized the establishment of a nonqualified pension component (“nonqualified pension”) to First Midwest’s Nonqualified Retirement Plan. The nonqualified pension provides for additional pension payments from the general assets of First Midwest for amounts which would have been paid to participants under the actuarially-based pension formula of First Midwest’s consolidated defined benefit pension plan absent the compensation limitations of the Code. In order to reduce the administrative burden associated with the maintenance of a nonqualified pension, the Board approved the crediting as deferred compensation of the present value of the nonqualified vested pension benefits accrued during the year for each executive affected by the compensation limits of the Code. Amounts credited in 2004 as deferred compensation for 2004 service to the executives listed in the Summary Compensation Table were as follows: John M. O’Meara —$277,765; Thomas J. Schwartz — $81,515; Michael L. Scudder — $29,159; Steven H. Shapiro — $9,487; and Mark M. Dietrich — $33,172.

Executive Employment Agreements

In order to advance the interests of First Midwest by enabling it to attract and retain the services of key executives upon which the successful operations of First Midwest are largely dependent, the Board has authorized the Compensation Committee to tender Employment/Change-in-Control Agreements (the “Agreements”) to these key executives. The Compensation Committee has determined that the following current executives are eligible for the Agreements: Class I Agreement — John M. O’Meara; Class II Agreements — Thomas J. Schwartz, Michael L. Scudder, Steven H. Shapiro and Mark M. Dietrich and eight other senior executive officers of First Midwest and the Bank; and Class III Agreements — 89 senior executives of First Midwest and the Bank.

The Agreements have an initial term of two years for Classes I and II and one year for Class III Agreements and automatically renew, unless ninety days notice of non-renewal is provided to the other party. If an executive’s employment is terminated prior to the expiration of the Agreement or by the providing of notice of non-renewal, or if the executive is constructively discharged (for example, as a result of a material reduction in responsibilities or compensation, or other material breach of the Agreement by First Midwest), the executive is entitled to a severance benefit of: twelve months base pay for Class I executives and six months base pay for Class II and III executives; a pro rata short-term bonus award; and a limited amount of health care benefits and outplacement counseling benefits. If the executive remains unemployed at the end of such time periods, an additional amount of limited severance pay and benefits may be provided at the discretion of the Compensation Committee.

Upon a change-in-control, as defined in the Agreements, the term of each Agreement is extended three, two and one year(s) for Class I, II and III executives, respectively, from the date of the change-in-control. An executive who is terminated or constructively discharged after a change-in-control is entitled to a lump sum payment of the aggregate value (three, two and one time(s) such value for Classes I, II and III, respectively) of the sum of the following benefits: severance pay (base salary and short-term bonus awards); perquisites to which the executive was entitled on the date of the change-in-control; a limited amount of group health care benefits; and contributions for benefits expected to be made to First Midwest’s tax-qualified and nonqualified retirement plans. Executives under Agreement are also entitled to a limited amount of outplacement counseling.

The Employment Agreements and the estimated amount of severance-related pay and benefits are reviewed annually by the Compensation Committee. At the time of the most recent review, the estimated amount of severance-related pay and benefits (exclusive of any supplemental compensation paid to mitigate the excise taxes, if any) that would be owed to the executives listed in the Summary Compensation Table after a change-in-control, respectively, was: John O’Meara $4,686,516; Thomas J. Schwartz $1,537,886; Michael L. Scudder $1,124,635; Steven H. Shapiro $895,599; and Mark M. Dietrich $852,652.

Supplemental compensation will also be provided to mitigate the effects of any excise taxes applicable to payments under the Agreements after a change-in-control. Each executive under Agreement is subject to a confidentiality provision. If the executive voluntarily terminates employment prior to a change-in-control, the executive will be subject to noncompetition and nonsolicitation provisions.

Retirement and Consulting Agreement

First Midwest entered into a Retirement and Consulting Agreement with Robert P. O’Meara, Chairman of the Board, in connection with Mr. O’Meara’s retirement from the position of Chief Executive Officer, effective December 31, 2002, and his subsequent retirement from employment effective April 30, 2003. The Agreement provided for his nomination for election as a director at the 2003 Annual Meeting, for consideration for nomination for re-election in 2006 and for appointment to the Board of Directors of the Bank so long as he serves as a director of First Midwest. Effective after his retirement on April 30, 2003, Mr. O’Meara is to be compensated for his service as a non-employee director of First Midwest and of the Bank. Pursuant to the Agreement, Mr. O’Meara has agreed to provide consulting services to First Midwest through December 31, 2005, subject to earlier termination, and to non-competition and non-solicitation covenants through April 30, 2006. Mr. O’Meara will be paid an annual consulting fee of $150,000. In recognition of Mr. O’Meara’s long service to First Midwest, the agreement also provides for continuation of medical benefits for Mr. O’Meara and his spouse after retirement, the extension of a continuing participation agreement under the Omnibus Plan, and office and support services while serving as a director or consultant to First Midwest.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The total compensation objectives of First Midwest (including its subsidiaries) are to: (i) focus executives on achieving performance objectives; (ii) motivate executives to attain First Midwest’s short and long-term performance goals; and (iii) enable First Midwest to attract and retain quality individuals who will contribute to the growth and financial success of First Midwest. Base salaries are targeted at the median of competitive practice, and it is First Midwest’s intent that its executives receive median pay for median performance and above median pay for above median performance. The vehicles for delivery of compensation above median are the Short Term Incentive Compensation Plan (the “Incentive Plan”) and the Omnibus Plan.

Executive compensation consists of three primary, variable elements: a base salary; a potential cash bonus award under the Incentive Plan; and a potential stock option or other award under the Omnibus Plan. In determining the appropriate mix among these elements, the Compensation Committee considers the results of compensation comparisons performed by First Midwest itself, an independent compensation consultant, and various industry associations. Additionally, the specific factors considered by the Compensation Committee in establishing executive compensation under each of these elements are discussed below.

Base Salary

Executive base salaries are reviewed annually by the Compensation Committee and presented to the full Board for approval; executives who are members of the Board do not participate in the approval process. Executive base salaries are typically targeted at the competitive median for services performed in similar capacities in similarly-sized financial institutions, adjusted primarily for individual performance and also for other factors such as experience, responsibility and internal equity. Based upon the foregoing, the annual base salaries of all of the officers listed on the Summary Compensation Table on page 9 were fixed for 2004 as disclosed in that Table.

First Midwest Bancorp, Inc. Short-Term Incentive Compensation Plan

The Incentive Plan, established in 1989, is an integral element of the compensation mix because the Incentive Plan specifically aligns the short-term performance goals of First Midwest and the Bank with the goals of the individual employees responsible for achieving such goals. There were 479 employees designated as Incentive Plan participants during 2004 out of 1,630 employees. Such employees are placed into one of eight participant categories based upon salary grade. Target awards are expressed as a percentage of base salary and ranged from 5% to 60% for 2004, depending upon participant category. (The 2004 target award was 60% for John M. O’Meara and 40% for Thomas J. Schwartz, Michael L. Scudder, Steven H. Shapiro and Mark M. Dietrich). The awards are based on two components, predetermined annual corporate performance goals and individual performance goals. The weighting of these two components vary according to the salary grade level of the participant, with a higher percentage of the target attributable to corporate performance goals for higher salary grades. For example, 100% of Mr. O’Meara’s award is based on the corporate performance goals, 70% of Mr. Schwartz’s award is based on those goals, and 40% of Messrs. Scudder, Shapiro and Dietrich’s awards are based on those goals. The corporate performance goals are allocated as follows: 60% is attributable to First Midwest’s earnings criteria and 40% to credit quality criteria, each calculated by reference to First Midwest’s performance for the immediately preceding year. Based upon the level of attainment of these predetermined annual corporate performance goals as well as predetermined individual performance goals (other than for Mr. O’Meara); an award ranging from 0% to 150% of the target can be earned. Based upon First Midwest’s performance in 2004 — earnings per share and credit quality — the Committee awarded bonuses relating to First Midwest’s performance at 134% of target, prior to adjustment for individual goals. The Summary Compensation Table lists the Incentive Plan cash bonus awards for 2004 (which were paid in 2005) for each executive listed.

First Midwest Bancorp, Inc. Omnibus Stock and Incentive Plan

The First Midwest Bancorp, Inc. Omnibus Stock and Incentive Plan (the “Omnibus Plan”) enables the Committee to grant incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares. To date, First Midwest has awarded only nonqualified stock options. The Compensation Committee administers the Omnibus Plan, and participants in the Omnibus Plan are selected from those employees who are in a position to contribute materially to First Midwest’s long-term growth, development and financial success. There are 106 employees currently participating in the Omnibus Plan. The exercise price of each stock option reflects the fair market value of a share of First Midwest’s Common Stock on the date of grant. Typically, one-half of the options granted under the Omnibus Plan vest two years after the day they are granted and one-half of them vest three years after grant date. Through this vesting schedule, the Compensation Committee seeks to motivate participants in the Omnibus Plan to enhance the long-term performance of First Midwest. Each participant’s award is also based on the same 0–150% factor assigned to the participant in calculating his or her award under First Midwest’s Short-Term Incentive Plan, subject to a maximum amount of 125%.

Options granted to employees under the Omnibus Plan are generally awarded in February of each year, following the Committee’s review of an analysis of competitive compensation levels provided by the compensation consultant. In 2004, options were also granted to employees in certain salary grades in May 2004. The Compensation Committee uses the Black-Scholes pricing model to determine a market-based number of options to be granted annually. Based upon the foregoing criteria, the Summary Compensation Table lists the annual stock option awards during 2004. Reload stock options granted upon qualifying stock option exercises under the Omnibus Plan are also listed in the Summary Compensation Table.

Chief Executive Officer Compensation

Based upon the criteria outlined above, John O’Meara’s base salary was fixed for 2004 as disclosed in the Summary Compensation Table; his Incentive Plan cash bonus award for 2004, reflected First Midwest’s attainment of the predetermined annual corporate performance goals previously described; and his 2004 stock option award under the Omnibus Plan reflected utilization of the Black-Scholes pricing model with no reduction based upon First Midwest’s performance.

Review of all Components of Chief Executive Compensation

The Compensation Committee has reviewed all components of the Chief Executive Officer’s compensation and the other executives named in this Proxy Statement, including salary, bonus, equity and long-term incentive compensation, perquisites and other personal benefits, including the projected severance-related obligations under the Agreements, the amount of which are described on page 14 of the Proxy Statement.

Compensation Committee’s Conclusion

Based on this review, the Committee believes that the total compensation (and in the case of severance and change-in-control scenarios, the potential payouts) for the Chief Executive Officer and the other executive officers named in this Proxy Statement in the aggregate to be reasonable and not excessive.

Compensation Committee Meetings

The Chief Executive Officer’s proposed compensation is presented, reviewed and analyzed in the context of all of the components of his total compensation over the course of at least two meetings, generally beginning with the last Compensation Committee meeting of the year preceding any base salary adjustment and award under either the Incentive Plan or the Omnibus Plan and ending with the first meeting of the Compensation Committee of the year in which any such adjustment or award is made. In the interim, members of the Compensation Committee have the time to ask for additional information and to raise and discuss further questions.

Deductibility of Executive Compensation

Internal Revenue Code Section 162(m) generally limits the corporate tax deduction for compensation paid to certain executive officers to $1 million, unless certain conditions are met. The Compensation Committee’s objective is to structure First Midwest’s executive compensation programs to maximize the deductibility of executive compensation under the Code. If the limitation on deductibility is exceeded, the amount of compensation in excess of the limitation will be automatically deferred pursuant to the terms of the First Midwest Nonqualified Retirement Plan. Thus far, no amounts have been deferred.

Submitted by the Compensation Committee of First Midwest’s Board of Directors

J. Stephen Vanderwoude, Chairman
Thomas M. Garvin
John L. Sterling

Stock Performance Graph

The graph below illustrates, over a five-year period, the cumulative total return (defined as stock price appreciation and dividends) to stockholders from the Common Stock against a broad-market total return equity index and a published industry total return equity index. The broad-market total return equity index used in this comparison is the Standard & Poor’s 500 Stock Index (the “S&P 500”) and the published industry total return equity index used in this comparison for 2002 and later is the Standard & Poor’s SmallCap Banks Index (“S&P SmallCap Banks”), which was not published before 2002. The published industry total return equity index used in this comparison for all periods before 2002 is the S&P SuperCap Regional Banks Index, for which no data was published after 2001.

Comparison of Five-Year Cumulative Total Return Among
First Midwest, the S&P 500 and the S&P SmallCap Banks(1)

	1999	2000	2001	2002	2003	2004
First Midwest	100	111.66	145.33	136.40	170.15	195.33
S&P 500	100	90.90	80.90	62.39	80.29	89.03
S&P SmallCap Banks(2)	100	138.34	158.44	169.66	232.48	285.40

(1)	Assumes $100 invested on December 31, 1999 in First Midwest’s Common Stock, the S&P 500 and the S&P SmallCap Banks with the reinvestment of all related dividends.

(2)	The S&P SuperCap Regional Banks index was used for periods prior to 2002.

AUDIT COMMITTEE REPORT

In accordance with its charter, the Audit Committee is responsible for assisting the Board in its oversight of the integrity of First Midwest’s financial statements; First Midwest’s compliance with legal and regulatory requirements relating to financial reporting and disclosure; the independence and qualifications of the independent auditors; and the performance of the independent auditors and First Midwest’s internal audit function.

In carrying out its oversight responsibilities, the Audit Committee relies on the expertise and knowledge of management, the independent auditors and the internal auditors. First Midwest’s management is responsible for determining that First Midwest’s financial statements are complete, accurate and in accordance with U. S. generally accepted accounting principles. Management, in conjunction with the internal auditors, is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of First Midwest’s financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that First Midwest’s financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles or to conduct investigations or other types of auditing or accounting reviews or procedures.

The Audit Committee meets regularly in private sessions with each of the independent auditors, the internal auditors and First Midwest’s Chief Financial Officer, each of who has unrestricted access to the Audit Committee.

The Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and has discussed such matters with the independent auditors. Finally, the Audit Committee has established policies and procedures regarding the pre-approval of all services provided by the independent auditors; has reviewed the audit and non-audit services performed by the independent auditors and considered whether such services are compatible with maintaining the auditors’ independence; and has discussed the auditors’ independence with the auditors.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its Charter, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in First Midwest’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors

Joseph W. England, Chairman
Bruce S. Chelberg
Patrick J. McDonnell
John E. Rooney
J. Stephen Vanderwoude

SECTION 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3, 4 and 5 and written statements furnished to First Midwest during the fiscal year ended December 31, 2004, no director or officer failed to file on a timely basis during the fiscal year ended December 31, 2004, except that one Form 4 for one transaction was filed one day late for each of Mr. O’Meara, Mr. Schwartz, Mr. Scudder, Mr. Shapiro, Mr. Dietrich, Terry G. Beaudry, Stephanie R. Wise, Janet M. Viano and Kent S. Belasco. In addition, a Form 4 for one additional transaction for Mr. Dietrich was filed three days late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

First Midwest, through the Bank, has directly or indirectly made loans and had transactions with certain of its executive officers and directors. All such loans and transactions, however, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Brian J. O’Meara, the Bank’s Director of Marketing, is the son of John M. O’Meara and earned more than $60,000 in 2004.

The brother-in-law of Mr. Schwartz is President of S. Siegel and Associates, which received more than $60,000 from First Midwest and its borrowers for appraisal and other services, all on terms negotiated at an arms-length basis and comparable to terms agreed upon with similar providers. Of the amount received, approximately $40,000 was paid by First Midwest and the remainder was paid by the Bank’s borrowers.

INDEPENDENT AUDITORS

The Audit Committee has retained Ernst & Young LLP as First Midwest’s independent auditors to audit First Midwest’s financial statements for the fiscal year ending December 31, 2005. In making this appointment, the Audit Committee considered whether the audit and non-audit services that Ernst & Young provides to First Midwest are compatible with Ernst & Young maintaining its independence as auditors.

The Audit Committee has adopted a policy and procedures regarding the pre-approval of all services provided by the independent auditors. Under the policy, all audit services and related fees require the specific approval of the Audit Committee. For audit related services, tax services and all other services, the Audit Committee has determined specific services and dollar thresholds under which such services would be considered pre-approved. To the extent management requests services other than these pre-approved services, or beyond the dollar thresholds, the Audit Committee must specifically approve the services. Further, under the policy, the independent auditors are prohibited from performing the non-audit services identified by the SEC as prohibited. The policy requires management to provide on a periodic basis a summary of all services performed by the independent auditors.

Independent Auditor Fee Information

The following table summarizes fees for professional services provided by Ernst & Young during 2003 and 2004:

	2004	2003
Audit Fees	$720,000	$302,000
Audit-Related Fees	176,000	103,500
Tax Fees	49,200	83,100
All Other Fees	1,500	1,201
Total	$946,700	$489,801

Audit fees include fees related to the financial statement audit and review of First Midwest’s annual report on Form 10-K, including estimated fees for Sarbanes-Oxley Section 404 testing and attestation, reviews of First Midwest’s quarterly reports on Form 10-Q, and the issuance of a comfort letter in connection with First Midwest’s trust preferred securities offering. Audit-related fees relate principally to the audit of First Midwest’s benefit plans, Sarbanes-Oxley advisory services and various accounting consultations. Tax fees include tax return review services, audit consultation, and tax advice and planning. All other fees relate to the use of an on-line research service.

First Midwest expects a representative of Ernst & Young to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Other Auditors

The Board of Directors has retained Crowe, Chizek and Company LLP to perform certain internal audit services for First Midwest for the fiscal year ending December 31, 2005.

CODE OF ETHICS AND STANDARDS OF CONDUCT

In February 2004, First Midwest adopted a new Code of Ethics and Standards of Conduct (the “Ethics Code”) applicable to all directors, officers and employees. The Ethics Code is intended to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. All employees are required to certify that they have reviewed and are familiar with the Ethics Code. In addition, all officers are required annually to certify compliance with the Ethics Code. Waivers of the Ethics Code for executive officers are required to be disclosed promptly to the Chairman of the Nominating and Corporate Governance Committee, would be granted by the Board and must be disclosed as required by SEC and Nasdaq rules.

First Midwest has also adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code”). The Financial Officer Code is intended to complement the Code, and to promote full and proper disclosure of financial information. Copies of the Ethics Code and Financial Officer Code are posted on First Midwest’s website at www.firstmidwest.com.

OTHER BUSINESS

Currently, there is no business to be transacted at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should be brought before the Annual Meeting, the proxies would vote or act in accordance with their judgment on such matters.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by First Midwest under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Compensation Committee Report on Executive Compensation,” “Report of

the Audit Committee” (to the extent permitted by the rules of the SEC) and “Stock Performance Graph” as well as Exhibit A to this Proxy Statement, will not be deemed incorporated, unless specifically provided otherwise in such filing. This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

STOCKHOLDER PROPOSALS

Stockholders may make proposals to be considered at the 2006 Annual Meeting. To be included in the Proxy Statement and Proxy Card for the 2006 Annual Meeting, stockholder proposals must be received no later than December 13, 2005 at First Midwest’s executive offices at 1 Pierce Place, Suite 1500, Itasca, Illinois 60143.

NOTICE OF BUSINESS TO BE CONDUCTED AT MEETING

First Midwest’s Restated Certificate of Incorporation provides that no business may be brought before an Annual Meeting of stockholders unless specified in the notice of meeting; otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a stockholder who has notified First Midwest (containing certain information specified in the Restated Certificate of Incorporation) not less than 120 or more than 180 days before the date of the meeting. If First Midwest provides less than 130 days notice or public disclosure of the date of an Annual Meeting, then a stockholder may bring business before that meeting if First Midwest receives notice from that stockholder within 10 days of First Midwest’s notice or public disclosure. Public notice is deemed to have been given more than 130 days in advance of the Annual Meeting if the Corporation previously disclosed in its By-laws that the Annual Meeting in each year is to be held on a certain date.

A copy of the full text of the provisions discussed above may be obtained from the Corporate Secretary, First Midwest Bancorp, Inc., 1 Pierce Place, Suite 1500, Itasca, Illinois 60143.

COST OF SOLICITATION

First Midwest pays the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. In addition to soliciting proxies by mail, First Midwest’s directors, officers, employees and agents may, without additional compensation, solicit proxies by telephone or other means of communication. First Midwest pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

By order of the Board of Directors:

Steven H. Shapiro
Executive Vice President and
Corporate Secretary

Exhibit A

FIRST MIDWEST BANCORP, INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) shall be to assist the Board of Directors (the “Board”) of First Midwest Bancorp, Inc. (the “Company”) in its oversight of: (1) the integrity of the financial statements of the Company; (2) the Company’s compliance with legal and regulatory requirements relating to financial reporting and disclosure; (3) the independence and qualifications of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “independent auditors”); and (4) the performance of the Company’s internal audit function and independent auditors.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s proxy statement.

Membership

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee. All members of the Committee shall be independent directors under the standards applied by the Nasdaq Stock Market (“NASDAQ”) and/or SEC. Members shall not accept any consulting, advisory, or other compensatory fee from the Company, other than in their capacity as directors, and shall not be an affiliate of the Company or its subsidiaries.

All members of the Committee must be able to read and understand fundamental financial statements, including balance sheet, income statement, and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

Meetings

The Committee shall meet in person or telephonically at least four times per year. At such meetings, a majority of the Committee’s members shall constitute a quorum. The Committee shall meet separately periodically with management, the internal auditors, and independent auditors to discuss issues and concerns warranting Committee attention.

Responsibilities and Authority

The Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors are to report directly to the Committee.

The Committee shall pre-approve all audit services, internal control services, and permissible non-audit services provided to the Company by the independent auditors. The Committee may delegate its approval authority to one or more of its members, provided any such approvals are presented to the Committee at a subsequent meeting.

The Committee shall make regular reports to the Board. The Committee shall reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall review annually the Committee’s own performance.

In addition, the Committee, to the extent it deems necessary or appropriate, shall:

1.	Discuss with management and the independent auditors the annual audited financial statements including disclosures made in management’s discussion and analysis. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Discuss with management and the independent auditors the quarterly financial statements, including the results of the independent auditors’ review of the quarterly financial statements.

3.	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including significant changes in the Company’s selection or application of accounting principles.

4.	Review and discuss with management and the independent auditors the Company’s assessment of the effectiveness of internal controls over financial reporting and the independent auditors’ attestation report on the Company’s assessment.

5.	Discuss reports from the independent auditors on:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within U.S. generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance.

7.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.	Discuss with the independent auditors the overall planning and scope of the financial statement audit.

10.	Discuss the qualifications, performance, and independence of the independent auditors, including considering whether: (1) the auditors’ quality controls are adequate; (2) material issues have been raised in any internal quality control review, peer reviews or governmental or other inquiry or investigation; and (3) the provision of permissible non-audit services is compatible with maintaining the auditors’ independence, taking into account the opinion of management and internal auditors.

11.	Oversee the appointment and replacement of the outsourced internal audit service provider and Audit Services Director.

12.	Discuss with the internal auditor the timing and scope of the internal audit plan.

13.	Establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

14.	Obtain reports from management with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Standards of Conduct.

15.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

16.	Discuss with management any legal matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls.

In carrying out the purposes of this Charter, the Committee may develop a checklist of specific actions to be taken or such other policies and procedures that the Committee deems necessary or appropriate to discharge its duties and responsibilities. The Committee believes it should remain flexible, in order to best react to changing conditions and circumstances.

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountant or other experts, as it deems appropriate, without seeking approval of the Board or management. The Committee shall be provided with appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and advisors engaged by the Committee, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Limitations of Audit Committee Role

In carrying out its oversight responsibilities, the Committee relies on the expertise and knowledge of management, the independent auditors, and the internal auditors. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with U.S. generally accepted accounting principles. Management and the internal auditors are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles, to conduct investigations, or other types of auditing or accounting reviews or procedures.

1 Pierce Place, Suite 1500
P.O. Box 4169
Itasca, IL 60143

OPTIONS FOR SUBMITTING PROXY

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by First Midwest Bancorp, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy direction card in hand when you call and then follow the instructions.

VOTE BY MAIL –

Mark, sign and date your proxy direction card and return it in the postage-paid envelope we’ve provided or return to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/	FRSTM1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

FIRST MIDWEST BANCORP, INC.

The Board of Directors Recommends a Vote FOR the Directors
Vote on Directors			For All / /	Withhold All / /	For All Except / /	To withhold authority to vote for any individual, mark “For All Except” and write the nominee’s number on the line below.
1.	ELECTION OF DIRECTORS:
	Nominees:	01) Thomas M. Garvin 02) John M. O’Meara 03) John E. Rooney

The Proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FIRST MIDWEST BANCORP, INC.
PROXY

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of Stockholders to be Held May 18, 2005

The undersigned hereby appoints Steven H. Shapiro, Barbara E. Briick and Andrea L. Stangl, or any of them, each with full power of substitution, to represent and act as proxies of the undersigned, and to vote, as designated on the reverse side, all shares of First Midwest Bancorp, Inc. (the “Company”) Common Stock held of record by the undersigned at the close of business on March 24, 2005 at the Annual Meeting of Stockholders of the Company to be held on May 18, 2005 or any adjournment or postponement thereof as fully as the undersigned might or could do if personally present.

If shares of the Company’s Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective trustee of each applicable Voting Plan to vote in the undersigned’s name and/or account under such Voting Plan, as designated on the reverse side, all shares of the Company’s Common Stock subject to voting direction by the undersigned at the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted (i) FOR the election of all Nominees for Director; and (ii) as to any other item of business as may properly come before the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof, at the discretion of the named proxies.

(Continued, and to be signed and dated, on the reverse side)

1 PIERCE PLACE, SUITE 1500
P.O. BOX 4169
ITASCA, IL 60143

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by First Midwest Bancorp, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FMBC01	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST MIDWEST BANCORP, INC.

The Board of Directors Recommends a Vote FOR the Directors

Vote on Directors
1.	ELECTION OF DIRECTORS: Nominees:	01) Thomas M. Garvin 02) John M. O’Meara 03) John E. Rooney	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The Proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FIRST MIDWEST BANCORP, INC.
PROXY

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of Stockholders to be Held May 18, 2005

The undersigned hereby appoints Steven H. Shapiro, Barbara E. Briick and Andrea L. Stangl, or any of them, each with full power of substitution, to represent and act as proxies of the undersigned, and to vote, as designated on the reverse side, all shares of First Midwest Bancorp, Inc. (the “Company”) Common Stock held of record by the undersigned at the close of business on March 24, 2005 at the Annual Meeting of Stockholders of the Company to be held on May 18, 2005 or any adjournment or postponement thereof as fully as the undersigned might or could do if personally present.

If shares of the Company’s Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective trustee of each applicable Voting Plan to vote in the undersigned’s name and/or account under such Voting Plan, as designated on the reverse side, all shares of the Company’s Common Stock subject to voting direction by the undersigned at the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted (i) FOR the election of all Nominees for Director; and (ii) as to any other item of business as may properly come before the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof, at the discretion of named proxies.

(Continued, and to be signed and dated, on the reverse side)

1 PIERCE PLACE, SUITE 1500
P.O. BOX 4169
ITASCA, IL 60143

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by First Midwest Bancorp, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 17, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to First Midwest Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FMBC01	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST MIDWEST BANCORP, INC.

The Board of Directors Recommends a Vote FOR the Directors

Vote on Directors
1.	ELECTION OF DIRECTORS: Nominees:	01) Thomas M. Garvin 02) John M. O’Meara 03) John E. Rooney	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The Proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a respective capacity should give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FIRST MIDWEST BANCORP, INC.
PROXY

Proxy Solicited on Behalf of the Board of Directors
Annual Meeting of Stockholders to be Held May 18, 2005

The undersigned hereby appoints Steven H. Shapiro, Barbara E. Briick and Andrea L. Stangl, or any of them, each with full power of substitution, to represent and act as proxies of the undersigned, and to vote, as designated on the reverse side, all shares of First Midwest Bancorp, Inc. (the “Company”) Common Stock held of record by the undersigned at the close of business on March 24, 2005 at the Annual Meeting of Stockholders of the Company to be held on May 18, 2005 or any adjournment or postponement thereof as fully as the undersigned might or could do if personally present.

If shares of the Company’s Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective trustee of each applicable Voting Plan to vote in the undersigned’s name and/or account under such Voting Plan, as designated on the reverse side, all shares of the Company’s Common Stock subject to voting direction by the undersigned at the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted (i) FOR the election of all Nominees for Director; and (ii) as to any other item of business as may properly come before the 2005 Annual Meeting of Stockholders or any adjournment or postponement thereof, at the discretion of named proxies.

(Continued, and to be signed and dated, on the reverse side)